EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2010 (the “Report”) by CPEX Pharmaceuticals, Inc. (the “Registrant”), the undersigned hereby certifies that, to his knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ John A. Sedor
John A. Sedor
Chief Executive Officer and President
(Principal Executive Officer)

March 31, 2011